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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                                October 18, 2000
--------------------------------------------------------------------------------
                                (Date of Report)



                               FreeShop.com, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Washington                    000-27065                      91-1809146
------------------------------   -----------------------    -------------------------------
(State or other jurisdiction     Commission File Number            (I.R.S. Employer
    of incorporation or                                          Identification No.)
       organization)

  95 South Jackson St., Suite 300
            Seattle, WA                                 98104
-------------------------------------     ---------------------------------
  (Address of principal executive                    (Zip Code)
              offices)


                                 (206) 441-9100
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

        On October 16, 2000, Freeshop.com, Inc. (the "Company") announced the change of the Company name to Aptimus, Inc.


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ITEM 7. EXHIBITS AND REPORTS ON FORM 8-K

(c) The following exhibits are filed as part of this report:


Exhibit No.    Description
-----------    -----------
    99         Press release, dated October 16, 2000, announcing corporate name change from FreeShop.com, Inc. to Aptimus, Inc.


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SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



      FREESHOP.COM, INC.
     -------------------------------------
      (Registrant)



Dated:   October 18, 2000                     By  /s/  David H. Davis
                                                 -------------------------------
                                                  David H. Davis
                                                  Secretary